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                                                                    Exhibit 10.8

                            DOV PHARMACEUTICAL, INC.
                                ONE PARKER PLAZA
                           FORT LEE, NEW JERSEY 07024

                                January 21, 1999

Gentlemen:

      Reference is made to the Joint Development and Operating Agreement ("JDOA") among Elan Corporation, PLC, Elan International Services, Ltd. ("EIS"), DOV Pharmaceutical, Inc. ("DOV"), DOV Newco, Ltd. ("DOV Newco") and Nascime Limited ("Nascime") dated January 21, 1999.

      This letter confirms that notwithstanding any provision in the JDOA or any other agreement to the contrary the parties agree as follows:

      1. During such time that the Exchangeable Convertible Note and/or the Convertible Note, each dated the date hereof, from DOV to EIS remains outstanding, the voting interest of EIS in DOV shall at no time be 10% or greater of the voting power of all shares of stock of DOV.

      2. To the extent DOV has federal or state liability as a result of recognition of profits by Nascime or DOV Newco under Subpart F or other provisions of United States federal tax law, then Nascime and DOV Newco will, to the extent permitted by applicable law, cause sufficient distributions (in the form of dividends or loans) to be made to its shareholders (on a PRO RATA basis based on their respective equity interests) so that DOV can pay its federal or state income tax due to that recognition of income.

                         [SIGNATURES ON FOLLOWING PAGE]
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      Please acknowledge your agreement to these terms by countersigning this letter in the space provided below.

                                       Very truly yours,

                                       DOV PHARMACEUTICAL, INC.


                                       By: /s/ Arnold Lippa
                                         ---------------------------------------
                                         Arnold Lippa, Chief Executive Officer

Acknowledged and Agreed to
Elan Corporation, PLC

By:
   ---------------------------------

Elan International Services, Ltd.

By:
   ---------------------------------

DOV Newco, Ltd.


By: /s/ Arnold Lippa
   ----------------------------------

Nascime Limited


By: /s/ Arnold Lippa
   ----------------------------------
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      Please acknowledge your agreement to these terms by countersigning this letter in the space provided below.

                                        Very truly yours,

                                        DOV PHARMACEUTICAL, INC.

                                        By:
                                           -------------------------------------
                                          Arnold Lippa, Chief Executive Officer

Acknowledged and Agreed to
Elan Corporation, PLC


By: /s/ Kevin Insley
   --------------------------------

Elan International Services, Ltd.


By: /s/ Kevin Insley
   ---------------------------------

DOV Newco, Ltd.

By:
   ---------------------------------

Nascime Limited

By:
   ---------------------------------